Income Tax - Schedule of Deferred Income Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred income tax assets
Net operating loss carryforwards	$ 6,529	$ 6,919
Research and development credits	10,534	10,089
Others	40	36
Deferred tax assets gross	17,103	17,044
Valuation allowance	(17,103)	(17,044)
Total net deferred income tax assets